EXHIBIT 99.1

This Statement on Form 4 is filed by Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Fund III GP LLC, Fortress Investment Fund GP (Holdings) LLC, FIG LLC, Fortress Operating Entity I LP, Fortress Operating Entity II LP, FIG Corp and Fortress Investment Group LLC. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Group LLC

Date of Event Requiring Statement: February 13, 2007

Issuer Name and Ticker or Trading Symbol: Aircastle Limited (AYR)

                                      FORTRESS INVESTMENT FUND III LP
                                      By: FORTRESS FUND III GP LLC
                                             its general partner

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------

                                      FORTRESS INVESTMENT FUND III LP
                                      By: FORTRESS FUND III GP LLC
                                             its general partner

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------

                                      FORTRESS FUND III GP LLC

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------

                                      FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------

                                      FORTRESS OPERATING ENTITY I LP
                                      By: FIG CORP.
                                             its general partner

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------

                                      FORTRESS OPERATING ENTITY II LP
                                      By: FIG CORP.
                                             its general partner

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------

                                      FIG LLC

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------

                                      FIG CORP.

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------

                                      FORTRESS INVESTMENT GROUP LLC

                                             /s/ Randal A. Nardone
                                      ------------------------------------------
                                      By:    Randal A. Nardone
                                          --------------------------------------
                                      Its:   Authorized Signatory
                                          --------------------------------------